UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 1677

John Hancock Capital Series
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer
601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2018

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock

U.S. Global Leaders Growth Fund

Semiannual report 4/30/18

A message to shareholders

Dear shareholder,

Financial markets around the world experienced a meaningful rise in volatility in the last half of the reporting period, leading to some mixed results for equity investors. Stocks generally declined late in the period as investors reacted to a potential trade war between the United States and China and the prospect of rising inflation. While some in the asset management community believe the sell-off will be temporary, we have suggested for some time that the era of extremely low volatility would eventually come to an end, and that now appears to be the case.

Ultimately, the asset prices of stocks are underpinned by fundamentals, and the good news is that those continue to appear supportive. Unemployment remained close to historic lows, consumer confidence rose, and the housing market continued to notch steady gains. One moderating factor was the U.S. Federal Reserve's steady tightening of monetary policy. While higher interest rates alone may not cause the economy to pull back, markets will be closely attuned to any sign of policymakers quickening the pace of interest-rate increases in the year ahead.

Your best resource in unpredictable markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investments
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly into an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
U.S. Global Leaders Growth Fund

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
14	Financial statements
18	Financial highlights
24	Notes to financial statements
30	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term growth of capital.

AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/18 (%)

The Russell 1000 Growth Index is an unmanaged index of companies in the Russell 1000 Index (the 1,000 largest U.S. publicly traded companies) with high price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

SEMIANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

Stocks advanced despite increased market volatility

Improving economic growth and strong corporate earnings lifted U.S. stocks, but market volatility increased late in the period as a possible consequence of rising inflation expectations, higher interest rates, and growing trade tensions.

The fund outperformed

The fund outpaced the broader U.S. equity market and its benchmark, the Russell 1000 Growth Index.

Sector allocation and stock selection added value

Holdings in the high-performing information technology sector contributed the most to the fund's performance.

SECTOR COMPOSITION AS OF 4/30/18 (%)

A note about risks

Growth stocks may be more susceptible to earnings disappointments as compared with value stocks, and market values can be more volatile. Large company stocks could fall out of favor. Foreign investing has additional risks, such as currency and market volatility and political and social instability. A portfolio concentrated in one sector or that holds a limited number of securities may fluctuate more than a more broadly invested fund. Please see the fund's prospectus for additional risks.

SEMIANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       3

Discussion of fund performance

An interview with Portfolio Manager Gordon M. Marchand, CPA, CFA, CIC, Sustainable Growth Advisers, LP

Gordon M. Marchand, CPA, CFA, CIC
Portfolio Manager
Sustainable Growth Advisors

How did the U.S. equity market perform during the six months ended April 30, 2018?

Although U.S. stocks posted positive returns overall for the reporting period, the period featured two distinct market environments. During the first half, the equity market's steady advance was characterized by strong momentum and low volatility. Optimism about an improving U.S. economy, strengthening corporate earnings, and the passage of federal tax reform legislation provided a favorable backdrop for a momentum-driven stock market rally.

In the latter half of the period, the market gave back some of its earlier gains amid a significant increase in volatility. Stocks were buffeted by rising inflation expectations, an increase in short-term rates by the U.S. Federal Reserve, increased regulatory scrutiny in the information technology sector, and a potential trade war between the U.S. and China. As a result, the broad-based S&P 500 Index experienced 23 daily moves of more than 1% in the first quarter of 2018, compared with eight times during the entire year in 2017.

Growth stocks outperformed value stocks as the fund's benchmark, the Russell 1000 Growth Index, returned 5.68%. Economically sensitive sectors such as consumer discretionary and energy led the market's advance.

In this environment, how did the fund perform?

The fund outperformed its benchmark. It trailed early in the period, when volatility was low and momentum was driving the market higher, but outperformed in the volatile market environment that characterized the last half of the period. Historically, greater market volatility has been a tailwind for our investment approach as the downside protection offered by the revenue predictability, long runways of growth, and high cash flow generation of the companies in which we invest becomes more highly valued in the marketplace.

What contributed the most to the fund's outperformance of the benchmark?

Stock selection in the information technology sector contributed the most to relative performance. The leading contributor was open source software provider Red Hat, Inc., which exceeded earnings

SEMIANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       4

"Historically, greater market volatility has been a tailwind for our investment approach..."
expectations as customers became increasingly comfortable with the benefits of the company's hybrid cloud infrastructure. Given the stock's recent strength and the expectation for fluctuations in short-term billings growth over the coming year, we trimmed the fund's position in the stock.

Another top contributor was business payment services provider FleetCor Technologies, Inc., which reported attractive growth across its core businesses. The company also established a new customer relationship with discount retailer Wal-Mart Stores, Inc. (not held by the fund), which has begun to accept FleetCor's fuel cards across their filling station locations. FleetCor continues to build its brand via new partnerships and acquisitions, and our research indicates the company is well positioned for attractive growth moving forward.

Fund holdings in the consumer discretionary sector also added value during the period, led by athletic apparel maker NIKE, Inc. and beauty products retailer Ulta Beauty, Inc. NIKE benefited from improving sales outside of the U.S. and a burgeoning shift toward direct sales to consumers, while Ulta rallied sharply late in the period after reporting stronger-than-expected earnings.

What fund holdings detracted from performance?

Stock selection in the healthcare sector was a drag on relative performance. Biotechnology firm Regeneron Pharmaceuticals, Inc. was the most significant detractor as concerns persisted over increased competition for one of the company's key products, Eylea, which treats different forms of macular degeneration. While we expect that Eylea will likely face greater competition, we remain confident that it will continue to be a front-line therapy for many patients. In addition, we believe that Regeneron's significant research and development investments and evolving pipeline of new

TOP 10 HOLDINGS AS OF 4/30/18 (%)

Amazon.com, Inc.	4.2
Visa, Inc., Class A	4.1
FleetCor Technologies, Inc.	4.0
Yum! Brands, Inc.	4.0
UnitedHealth Group, Inc.	4.0
Alphabet, Inc., Class C	3.9
Ecolab, Inc.	3.9
Schlumberger, Ltd.	3.9
Autodesk, Inc.	3.8
NIKE, Inc., Class B	3.8
TOTAL	39.6
As a percentage of net assets.
Cash and cash equivalents are not included.

SEMIANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       5

"We believe the fund is well positioned to benefit from fundamental changes developing in the U.S. equity market."
products offer significant opportunity over the long term. We added to the fund's position in the stock.

Healthcare information technology company Cerner Corp. was another noteworthy detractor as the company reported booking delays and lower-than-expected earnings guidance for 2018. Although we feel that Cerner remains well positioned to help its clients navigate the changing healthcare cost reimbursement landscape, increased revenue volatility and declining profit margins in the near term created headwinds for the stock. Consequently, we replaced Cerner with a higher-confidence growth opportunity.

Outside of the healthcare sector, one of the largest detractors was restaurant chain Chipotle Mexican Grill, Inc., which reported declining restaurant traffic in the wake of food safety issues that put downward pressure on profit margins. The brand equity of Chipotle proved to be less resilient than we expected given the social media response to the company's food safety issues, bringing our investment thesis into question. We ultimately sold the fund's position in the stock.

What other changes did you make to the portfolio during the period?

Along with Cerner and Chipotle, we sold energy equipment and services provider Core Laboratories NV and financial services company State Street Corp. We eliminated State Street on valuation concerns following the stock's sharp rally in late 2017, and we sold Core Labs to consolidate the fund's energy holdings in global oil services leader Schlumberger, Ltd., which we expect to benefit from its greater exposure to growing international oilfield investment.

We added four new stocks to the portfolio during the period. Two of the new holdings are consumer-related companies—media and entertainment conglomerate The Walt Disney Company and restaurant chain Yum! Brands, Inc. Disney recently announced a planned acquisition of selected media assets from Twenty-First Century Fox, Inc. that should be highly complementary to Disney's other media properties and its global expansion plans. Yum! derives strong recurring revenues from its three brand franchises—Taco Bell, KFC, and Pizza Hut—that are enhanced by affordable price points, geographic and product diversity, and ongoing menu innovation.

Specialty gas provider Praxair, Inc., and medical technology company Becton, Dickinson and Company were also added to the portfolio. Praxair generates substantial recurring revenues, and its pending acquisition of rival gas producer Linde AG (not held) is expected to extend the company's global reach. Becton, Dickinson maintains a strong global market share in disposable medical

SEMIANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       6

products, such as syringes and needles. Its highly recurring revenue stream is supported by reliable and high-quality manufacturing on a global scale, and the company is well positioned to grow globally as healthcare services improve in emerging economies.

How was the fund positioned at the end of the reporting period?

While the fund's sector allocation is a function of our emphasis on individual security selection, the fund's largest sector weightings at period-end included information technology, consumer discretionary, and healthcare.

We believe the fund is well positioned to benefit from fundamental changes developing in the U.S. equity market. Improving global economic growth has led to rising inflation expectations and higher interest rates. Given the market's lofty expectations for economic and profit growth while interest rates and trade tensions are rising, we could see a potential mismatch between expectations and reality that could lead to greater market volatility. In this environment, we believe the fund's sustainable earnings growth, superior business quality characteristics, and attractive cash-flow-based valuation relative to the broader market will be supportive for performance going forward.

Can you tell us about an upcoming change in control?

On February 2, 2018, it was announced that Sustainable Growth Advisors was being purchased by Virtus Investment Partners. The new change in control is expected to take place on or about June 30, 2018. It is expected to have no effect on the objectives of the fund or on the personnel who manage it.

MANAGED BY

George P. Fraise On the fund since 2000 Investing since 1987
Gordon M. Marchand, CPA, CFA, CIC On the fund since 1995 Investing since 1977
Robert L. Rohn On the fund since 2003 Investing since 1983

The views expressed in this report are exclusively those of Gordon M. Marchand, CPA, CFA, CIC, Sustainable Growth Advisers, LP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
SEMIANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  APRIL 30, 2018

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	6-month	5-year	10-year
Class A	8.39	11.30	9.64	1.64	70.81	151.05
Class B	8.24	11.35	9.54	1.69	71.18	148.78
Class C	12.23	11.61	9.38	5.61	73.19	145.11
Class I1	14.38	12.75	10.58	7.12	82.20	173.49
Class R2[1,2]	13.92	12.30	10.15	6.92	78.57	162.87
Class R6[1,2]	14.50	12.87	10.49	7.17	83.16	171.14
Index 1†	18.96	15.13	10.81	5.68	102.25	179.13
Index 2†	13.27	12.96	9.02	3.82	83.93	137.11

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R2	Class R6
Gross/Net (%)	1.17	1.92	1.92	0.91	1.32	0.82

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the Russell 1000 Growth Index; Index 2 is the S&P 500 Index.

See the following page for footnotes.

SEMIANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock U.S. Global Leaders Growth Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class B3	4-30-08	24,878	24,878	27,913	23,711
Class C3	4-30-08	24,511	24,511	27,913	23,711
Class I1	4-30-08	27,349	27,349	27,913	23,711
Class R2[1,2]	4-30-08	26,287	26,287	27,913	23,711
Class R6[1,2]	4-30-08	27,114	27,114	27,913	23,711

The Russell 1000 Growth Index is an unmanaged index of companies in the Russell 1000 Index (the 1,000 largest U.S. publicly traded companies) with high price-to-book ratios and higher forecasted growth values.

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	For certain types of investors, as described in the fund's prospectus.
2	Class R2 and Class R6 shares were first offered on 3-1-12 and 9-1-11, respectively. Returns prior to these dates are those of Class A shares (first offered on 10-3-95) that have not been adjusted for class-specific expenses; otherwise, returns would vary.
3	The contingent deferred sales charge is not applicable.
SEMIANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on November 1, 2017, with the same investment held until April 30, 2018.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at April 30, 2018, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on November 1, 2017, with the same investment held until April 30, 2018. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

SEMIANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 11-1-2017	Ending value on 4-30-2018	Expenses paid during period ended 4-30-2018[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,069.90	$5.90	1.15%
	Hypothetical example for comparison purposes	1,000.00	1,019.10	5.76	1.15%
Class B	Actual expenses/actual returns	1,000.00	1,066.00	9.73	1.90%
	Hypothetical example for comparison purposes	1,000.00	1,015.40	9.49	1.90%
Class C	Actual expenses/actual returns	1,000.00	1,065.90	9.73	1.90%
	Hypothetical example for comparison purposes	1,000.00	1,015.40	9.49	1.90%
Class I	Actual expenses/actual returns	1,000.00	1,071.20	4.62	0.90%
	Hypothetical example for comparison purposes	1,000.00	1,020.30	4.51	0.90%
Class R2	Actual expenses/actual returns	1,000.00	1,069.20	6.62	1.29%
	Hypothetical example for comparison purposes	1,000.00	1,018.40	6.46	1.29%
Class R6	Actual expenses/actual returns	1,000.00	1,071.70	4.11	0.80%
	Hypothetical example for comparison purposes	1,000.00	1,020.80	4.01	0.80%

1	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
SEMIANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       11

Fund’s investments
AS OF 4-30-18 (unaudited)
	Shares	Value
Common stocks 98.0%		$1,408,882,894
(Cost $943,149,768)
Consumer discretionary 31.0%		445,216,493
Hotels, restaurants and leisure 6.9%
Starbucks Corp.	732,283	42,157,532
Yum! Brands, Inc.	662,670	57,718,557
Internet and direct marketing retail 7.5%
Amazon.com, Inc. (A)	38,916	60,947,515
Booking Holdings, Inc. (A)	21,375	46,554,750
Media 3.6%
The Walt Disney Company	510,057	51,174,019
Specialty retail 9.2%
Lowe's Companies, Inc.	467,813	38,561,826
The TJX Companies, Inc.	508,208	43,121,449
Ulta Beauty, Inc. (A)	203,509	51,062,443
Textiles, apparel and luxury goods 3.8%
NIKE, Inc., Class B	788,396	53,918,402
Consumer staples 2.9%		41,183,846
Food products 2.9%
Mondelez International, Inc., Class A	1,042,629	41,183,846
Energy 3.9%		56,223,382
Energy equipment and services 3.9%
Schlumberger, Ltd.	820,061	56,223,382
Health care 13.9%		199,274,731
Biotechnology 3.3%
Regeneron Pharmaceuticals, Inc. (A)	155,578	47,245,927
Health care equipment and supplies 3.3%
Becton, Dickinson and Company	202,633	46,984,514
Health care providers and services 4.0%
UnitedHealth Group, Inc.	242,396	57,302,414
Pharmaceuticals 3.3%
Novo Nordisk A/S, ADR (B)	1,017,083	47,741,876
Industrials 2.8%		39,702,613
Road and rail 2.8%
J.B. Hunt Transport Services, Inc.	338,096	39,702,613
Information technology 34.1%		490,972,598
Internet software and services 6.0%
Alphabet, Inc., Class C (A)	55,723	56,688,680
Facebook, Inc., Class A (A)	177,626	30,551,672
12	JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Information technology (continued)
IT services 14.2%
Alliance Data Systems Corp.	213,641	$43,379,805
Automatic Data Processing, Inc.	366,030	43,220,822
FleetCor Technologies, Inc. (A)	278,561	57,740,124
Visa, Inc., Class A	470,029	59,637,280
Software 13.9%
Autodesk, Inc. (A)	439,249	55,301,449
Red Hat, Inc. (A)	299,319	48,806,956
salesforce.com, Inc. (A)	432,386	52,314,383
SAP SE, ADR (B)	390,972	43,331,427
Materials 5.9%		85,633,071
Chemicals 5.9%
Ecolab, Inc.	390,398	56,517,918
Praxair, Inc.	190,894	29,115,153
Real estate 3.5%		50,676,160
Equity real estate investment trusts 3.5%
Equinix, Inc.	120,431	50,676,160

	Yield (%)	Shares	Value
Securities lending collateral 0.0%			$463,387
(Cost $463,378)
John Hancock Collateral Trust (C)	1.8834(D)	46,323	463,387
Short-term investments 2.4%			$34,244,406
(Cost $34,244,406)
Money market funds 2.4%			34,244,406
State Street Institutional U.S. Government Money Market Fund, Premier Class	1.6333(D)	34,244,406	34,244,406

Total investments (Cost $977,857,552) 100.4%	$1,443,590,687
Other assets and liabilities, net (0.4%)	(6,242,592)
Total net assets 100.0%	$1,437,348,095

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	A portion of this security is on loan as of 4-30-18.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(D)	The rate shown is the annualized seven-day yield as of 4-30-18.
At 4-30-18, the aggregate cost of investments for federal income tax purposes was $982,305,839. Net unrealized appreciation aggregated to $461,284,848, of which $472,152,158 related to gross unrealized appreciation and $10,867,310 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND	13

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 4-30-18 (unaudited)

Assets
Unaffiliated investments, at value (Cost $977,394,174) including $454,176 of securities loaned	$1,443,127,300
Affiliated investments, at value (Cost $463,378)	463,387
Total investments, at value (Cost $977,857,552)	1,443,590,687
Receivable for investments sold	2,310,053
Receivable for fund shares sold	2,730,870
Dividends and interest receivable	557,859
Receivable for securities lending income	1,573
Other receivables and prepaid expenses	145,143
Total assets	1,449,336,185
Liabilities
Payable for investments purchased	7,791,394
Payable for fund shares repurchased	2,132,929
Payable upon return of securities loaned	485,068
Distributions payable	561
Payable to affiliates
Accounting and legal services fees	163,214
Transfer agent fees	128,841
Distribution and service fees	212,219
Trustees' fees	2,265
Investment management fees	882,773
Other liabilities and accrued expenses	188,826
Total liabilities	11,988,090
Net assets	$1,437,348,095
Net assets consist of
Paid-in capital	$898,002,752
Accumulated net investment loss	(1,258,889)
Accumulated net realized gain (loss) on investments	74,871,097
Net unrealized appreciation (depreciation) on investments	465,733,135
Net assets	$1,437,348,095

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       14

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($579,414,000 ÷ 12,326,129 shares)[1]	$47.01
Class B ($14,122,036 ÷ 354,674 shares)[1]	$39.82
Class C ($100,406,626 ÷ 2,520,438 shares)[1]	$39.84
Class I ($605,481,252 ÷ 12,016,552 shares)	$50.39
Class R2 ($3,306,480 ÷ 66,840 shares)	$49.47
Class R6 ($134,617,701 ÷ 2,658,076 shares)	$50.64
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$49.48

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       15

STATEMENT OF OPERATIONS   For the six months ended 4-30-18 (unaudited)

Investment income
Dividends	$6,478,296
Interest	199,218
Securities lending	117,664
Less foreign taxes withheld	(144,806)
Total investment income	6,650,372
Expenses
Investment management fees	5,413,658
Distribution and service fees	1,318,736
Accounting and legal services fees	164,071
Transfer agent fees	750,106
Trustees' fees	12,046
State registration fees	97,578
Printing and postage	82,184
Professional fees	31,644
Custodian fees	85,315
Other	17,293
Total expenses	7,972,631
Less expense reductions	(63,370)
Net expenses	7,909,261
Net investment loss	(1,258,889)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	79,328,480
Affiliated investments	(6,744)
Capital gain distributions received from unaffiliated investments	41
79,321,777
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	23,589,477
Affiliated investments	(829)
23,588,648
Net realized and unrealized gain	102,910,425
Increase in net assets from operations	$101,651,536

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       16

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 4-30-18	Year ended 10-31-17
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment loss	($1,258,889)	($1,047,544)
Net realized gain	79,321,777	100,999,283
Change in net unrealized appreciation (depreciation)	23,588,648	142,938,280
Increase in net assets resulting from operations	101,651,536	242,890,019
Distributions to shareholders
From net realized gain
Class A	(40,115,885)	(30,348,038)
Class B	(1,232,810)	(1,064,374)
Class C	(8,254,625)	(6,633,373)
Class I	(42,870,457)	(15,554,816)
Class R2	(354,873)	(299,904)
Class R6	(7,877,251)	(253,662)
Total distributions	(100,705,901)	(54,154,167)
From fund share transactions	(21,265,167)	200,952,038
Total increase (decrease)	(20,319,532)	389,687,890
Net assets
Beginning of period	1,457,667,627	1,067,979,737
End of period	$1,437,348,095	$1,457,667,627
Accumulated net investment loss	($1,258,889)	—

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       17

Financial highlights

Class A Shares Period ended	4-30-18	[1]	10-31-17	10-31-16	10-31-15	10-31-14	10-31-13
Per share operating performance
Net asset value, beginning of period	$47.15		$41.00	$43.87	$45.02	$42.25	$35.04
Net investment income (loss)[2]	(0.06)		(0.05)	(0.03)	0.07	0.11	0.04
Net realized and unrealized gain (loss) on investments	3.25		8.31	(0.13)	4.98	3.90	7.96
Total from investment operations	3.19		8.26	(0.16)	5.05	4.01	8.00
Less distributions
From net investment income	—		—	(0.04)	(0.10)	(0.03)	—
From net realized gain	(3.33)		(2.11)	(2.67)	(6.10)	(1.21)	(0.79)
Total distributions	(3.33)		(2.11)	(2.71)	(6.20)	(1.24)	(0.79)
Net asset value, end of period	$47.01		$47.15	$41.00	$43.87	$45.02	$42.25
Total return (%)[3,4]	6.99	[5]	21.12	(0.42)	13.19	9.74	23.30
Ratios and supplemental data
Net assets, end of period (in millions)	$579		$577	$608	$660	$600	$697
Ratios (as a percentage of average net assets):
Expenses before reductions	1.16	[6]	1.17	1.18	1.18	1.19	1.23
Expenses including reductions	1.15	[6]	1.16	1.17	1.17	1.18	1.23
Net investment income (loss)	(0.25	) [6]	(0.12)	(0.07)	0.16	0.27	0.10
Portfolio turnover (%)	19		41	44	30	43	30

[1]	Six months ended 4-30-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       18

Class B Shares Period ended	4-30-18	[1]	10-31-17	10-31-16	10-31-15	10-31-14	10-31-13
Per share operating performance
Net asset value, beginning of period	$40.57		$35.82	$38.90	$40.80	$38.65	$32.36
Net investment loss[2]	(0.20)		(0.32)	(0.29)	(0.22)	(0.19)	(0.22)
Net realized and unrealized gain (loss) on investments	2.78		7.18	(0.12)	4.42	3.55	7.30
Total from investment operations	2.58		6.86	(0.41)	4.20	3.36	7.08
Less distributions
From net investment income	—		—	—	—	—	—
From net realized gain	(3.33)		(2.11)	(2.67)	(6.10)	(1.21)	(0.79)
Total distributions	(3.33)		(2.11)	(2.67)	(6.10)	(1.21)	(0.79)
Net asset value, end of period	$39.82		$40.57	$35.82	$38.90	$40.80	$38.65
Total return (%)[3,4]	6.60	[5]	20.22	(1.16)	12.33	8.93	22.37
Ratios and supplemental data
Net assets, end of period (in millions)	$14		$16	$19	$24	$27	$33
Ratios (as a percentage of average net assets):
Expenses before reductions	1.91	[6]	1.92	1.93	1.93	1.94	1.99
Expenses including reductions	1.90	[6]	1.91	1.92	1.92	1.93	1.98
Net investment loss	(1.00	) [6]	(0.86)	(0.82)	(0.60)	(0.48)	(0.64)
Portfolio turnover (%)	19		41	44	30	43	30

[1]	Six months ended 4-30-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       19

Class C Shares Period ended	4-30-18	[1]	10-31-17	10-31-16	10-31-15	10-31-14	10-31-13
Per share operating performance
Net asset value, beginning of period	$40.59		$35.84	$38.92	$40.81	$38.66	$32.37
Net investment loss[2]	(0.20)		(0.32)	(0.29)	(0.22)	(0.19)	(0.22)
Net realized and unrealized gain (loss) on investments	2.78		7.18	(0.12)	4.43	3.55	7.30
Total from investment operations	2.58		6.86	(0.41)	4.21	3.36	7.08
Less distributions
From net realized gain	(3.33)		(2.11)	(2.67)	(6.10)	(1.21)	(0.79)
Total distributions	(3.33)		(2.11)	(2.67)	(6.10)	(1.21)	(0.79)
Net asset value, end of period	$39.84		$40.59	$35.84	$38.92	$40.81	$38.66
Total return (%)[3,4]	6.59	[5]	20.21	(1.16)	12.36	8.92	22.36
Ratios and supplemental data
Net assets, end of period (in millions)	$100		$102	$117	$136	$133	$130
Ratios (as a percentage of average net assets):
Expenses before reductions	1.91	[6]	1.92	1.93	1.93	1.94	1.98
Expenses including reductions	1.90	[6]	1.91	1.92	1.92	1.93	1.98
Net investment loss	(1.00	) [6]	(0.86)	(0.82)	(0.59)	(0.48)	(0.65)
Portfolio turnover (%)	19		41	44	30	43	30

[1]	Six months ended 4-30-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       20

Class I Shares Period ended	4-30-18	[1]	10-31-17	10-31-16	10-31-15	10-31-14	10-31-13
Per share operating performance
Net asset value, beginning of period	$50.25		$43.45	$46.27	$47.12	$44.12	$36.44
Net investment income[2]	—	[3]	0.06	0.08	0.18	0.24	0.16
Net realized and unrealized gain (loss) on investments	3.47		8.85	(0.13)	5.25	4.07	8.31
Total from investment operations	3.47		8.91	(0.05)	5.43	4.31	8.47
Less distributions
From net investment income	—		—	(0.10)	(0.18)	(0.10)	—
From net realized gain	(3.33)		(2.11)	(2.67)	(6.10)	(1.21)	(0.79)
Total distributions	(3.33)		(2.11)	(2.77)	(6.28)	(1.31)	(0.79)
Net asset value, end of period	$50.39		$50.25	$43.45	$46.27	$47.12	$44.12
Total return (%)[4]	7.12	[5]	21.44	(0.14)	13.48	10.01	23.70
Ratios and supplemental data
Net assets, end of period (in millions)	$605		$751	$313	$293	$317	$307
Ratios (as a percentage of average net assets):
Expenses before reductions	0.91	[6]	0.91	0.92	0.91	0.93	0.93
Expenses including reductions	0.90	[6]	0.90	0.91	0.91	0.92	0.93
Net investment income	—	[6,7]	0.13	0.19	0.41	0.53	0.41
Portfolio turnover (%)	19		41	44	30	43	30

[1]	Six months ended 4-30-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Annualized.
[7]	Less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       21

Class R2 Shares Period ended	4-30-18	[1]	10-31-17	10-31-16	10-31-15	10-31-14	10-31-13
Per share operating performance
Net asset value, beginning of period	$49.48		$42.99	$45.89	$46.82	$43.93	$36.40
Net investment income (loss)[2]	(0.09)		(0.12)	(0.09)	(0.05)	0.06	(0.04)
Net realized and unrealized gain (loss) on investments	3.41		8.72	(0.13)	5.27	4.06	8.36
Total from investment operations	3.32		8.60	(0.22)	5.22	4.12	8.32
Less distributions
From net investment income	—		—	(0.01)	(0.05)	(0.02)	—
From net realized gain	(3.33)		(2.11)	(2.67)	(6.10)	(1.21)	(0.79)
Total distributions	(3.33)		(2.11)	(2.68)	(6.15)	(1.23)	(0.79)
Net asset value, end of period	$49.47		$49.48	$42.99	$45.89	$46.82	$43.93
Total return (%)[3]	6.92	[4]	20.93	(0.54)	13.01	9.59	23.31
Ratios and supplemental data
Net assets, end of period (in millions)	$3		$5	$6	$8	$34	$32
Ratios (as a percentage of average net assets):
Expenses before reductions	1.30	[5]	1.31	1.32	1.30	1.33	1.32
Expenses including reductions	1.29	[5]	1.30	1.32	1.29	1.32	1.31
Net investment income (loss)	(0.37	) [5]	(0.26)	(0.21)	(0.11)	0.13	(0.09)
Portfolio turnover (%)	19		41	44	30	43	30

[1]	Six months ended 4-30-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       22

Class R6 Shares Period ended	4-30-18	[1]	10-31-17	10-31-16	10-31-15	10-31-14	10-31-13
Per share operating performance
Net asset value, beginning of period	$50.47		$43.59	$46.39	$47.23	$44.19	$36.46
Net investment income[2]	0.02		0.11	0.13	0.24	0.28	0.18
Net realized and unrealized gain (loss) on investments	3.48		8.88	(0.13)	5.25	4.09	8.34
Total from investment operations	3.50		8.99	—	5.49	4.37	8.52
Less distributions
From net investment income	—		—	(0.13)	(0.23)	(0.12)	—
From net realized gain	(3.33)		(2.11)	(2.67)	(6.10)	(1.21)	(0.79)
Total distributions	(3.33)		(2.11)	(2.80)	(6.33)	(1.33)	(0.79)
Net asset value, end of period	$50.64		$50.47	$43.59	$46.39	$47.23	$44.19
Total return (%)[3]	7.17	[4]	21.56	(0.03)	13.61	10.15	23.83
Ratios and supplemental data
Net assets, end of period (in millions)	$135		$6	$5	$6	$4	$4
Ratios (as a percentage of average net assets):
Expenses before reductions	0.81	[5]	0.82	0.82	0.82	0.83	0.84
Expenses including reductions	0.80	[5]	0.80	0.80	0.80	0.80	0.84
Net investment income	0.10	[5]	0.23	0.30	0.55	0.64	0.47
Portfolio turnover (%)	19		41	44	30	43	30

[1]	Six months ended 4-30-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       23

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock U.S. Global Leaders Growth Fund (the fund) is a series of John Hancock Capital Series (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term growth of capital.

The fund may offer multiple classes of shares. The shares currently offered by the fund are detailed in the Statements of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R2 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class B shares convert to Class A shares eight years after purchase. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Effective May 1, 2018, Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of April 30, 2018, all investments are categorized as Level 1 under the hierarchy described above.

SEMIANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       24

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of April 30, 2018, the fund loaned common stocks valued at $454,176 and received $485,068 of cash collateral.

Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. Estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes, less any amounts reclaimable.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of

SEMIANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       25

operations. For the six months ended April 30, 2018, the fund had no borrowings under the line of credit. Commitment fees for the six months ended April 30, 2018 were $3,168.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital. The final determination of tax characteristics of the fund's distribution will occur at the end of the year and will subsequently be reported to shareholders.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to net operating losses and wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a monthly management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.75% of the first $500 million of the fund's average daily net assets; (b) 0.73% of the next $500 million of the fund's average daily net assets; (c) 0.71% of the next $1 billion of the fund's average daily net assets; (d) 0.70% of the next $3 billion of the fund's average daily net assets; and (e) 0.65% of the fund's average daily net assets in excess of $5 billion. The Advisor has a subadvisory agreement with Sustainable Growth Advisers, LP. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net

SEMIANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       26

assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended April 30, 2018, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

For the six months ended April 30, 2018, the expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$24,770	Class R2	$169
Class B	641	Class R6	5,166
Class C	4,353	Total	$63,370
Class I	28,271

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees incurred for the six months ended April 30, 2018 were equivalent to a net annual effective rate of 0.72% of the fund's average daily net assets.

Accounting and legal services. Pursuant to the Accounting and Legal Services Agreement the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended April 30, 2018 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, Class C and Class R2 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.25%	—	Class C	1.00%	—
Class B	1.00%	—	Class R2	0.25%	0.25%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $274,662 for the six months ended April 30, 2018. Of this amount, $45,671 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $219,565 was paid as sales commissions to broker-dealers and $9,426 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended April 30, 2018, CDSCs received by the Distributor amounted to $3,874, $4,807 and $2,062 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as

SEMIANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       27

applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended April 30, 2018 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$724,578	$313,443
Class B	75,032	8,106
Class C	509,421	55,079
Class I	—	365,898
Class R2	9,705	240
Class R6	—	7,340
Total	$1,318,736	$750,106

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the six months ended April 30, 2018 and for the year ended October 31, 2017 were as follows:

		Six months ended 4-30-18		Year ended 10-31-17
	Shares	Amount	Shares	Amount
Class A shares
Sold	559,501	$26,185,877	1,650,569	$71,553,086
Distributions reinvested	842,616	38,431,702	741,848	29,399,464
Repurchased	(1,322,964)	(62,063,578)	(4,975,171)	(211,142,536)
Net increase (decrease)	79,153	$2,554,001	(2,582,754)	($110,189,986)
Class B shares
Sold	6,240	$250,508	10,974	$413,702
Distributions reinvested	29,529	1,143,957	28,642	982,997
Repurchased	(64,790)	(2,586,722)	(180,095)	(6,728,361)
Net decrease	(29,021)	($1,192,257)	(140,479)	($5,331,662)
Class C shares
Sold	85,617	$3,403,560	248,122	$9,281,668
Distributions reinvested	201,802	7,821,856	163,819	5,625,549
Repurchased	(292,151)	(11,639,637)	(1,150,876)	(43,215,342)
Net decrease	(4,732)	($414,221)	(738,935)	($28,308,125)
Class I shares
Sold	2,158,365	$108,109,880	12,795,709	$581,560,007
Distributions reinvested	844,360	41,246,991	323,792	13,644,599
Repurchased	(5,933,556)	(298,072,625)	(5,369,963)	(248,528,151)
Net increase (decrease)	(2,930,831)	($148,715,754)	7,749,538	$346,676,455
Class R2 shares
Sold	11,791	$572,495	40,931	$1,805,950
Distributions reinvested	6,094	292,693	6,010	250,320
Repurchased	(61,085)	(2,976,033)	(77,570)	(3,526,106)
Net decrease	(43,200)	($2,110,845)	(30,629)	($1,469,836)

SEMIANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       28

		Six months ended 4-30-18		Year ended 10-31-17
	Shares	Amount	Shares	Amount
Class R6 shares
Sold	2,661,078	$134,653,885	27,047	$1,277,851
Distributions reinvested	160,487	7,876,721	5,998	253,662
Repurchased	(275,915)	(13,916,697)	(43,886)	(1,956,321)
Net increase (decrease)	2,545,650	$128,613,909	(10,841)	($424,808)
Total net increase (decrease)	(382,981)	($21,265,167)	4,245,900	$200,952,038

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $274,090,519 and $399,287,181, respectively, for the six months ended April 30, 2018.

Note 7 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

SEMIANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       29

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Sustainable Growth Advisers, LP (SGA)

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

SEMIANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       30

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Core

Small Cap Growth

Small Cap Value

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport Long/Short

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock U.S. Global Leaders Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF450502	26SA 4/18 6/18

John Hancock

Classic Value Fund

Semiannual report 4/30/18

A message to shareholders

Dear shareholder,

Financial markets around the world experienced a meaningful rise in volatility in the last half of the reporting period, leading to some mixed results for equity investors. Stocks generally declined late in the period as investors reacted to a potential trade war between the United States and China and the prospect of rising inflation. While some in the asset management community believe the sell-off will be temporary, we have suggested for some time that the era of extremely low volatility would eventually come to an end, and that now appears to be the case.

Ultimately, the asset prices of stocks are underpinned by fundamentals, and the good news is that those continue to appear supportive. Unemployment remained close to historic lows, consumer confidence rose, and the housing market continued to notch steady gains. One moderating factor was the U.S. Federal Reserve's steady tightening of monetary policy. While higher interest rates alone may not cause the economy to pull back, markets will be closely attuned to any sign of policymakers quickening the pace of interest-rate increases in the year ahead.

Your best resource in unpredictable markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investments
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly into an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Classic Value Fund

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
15	Financial statements
19	Financial highlights
29	Notes to financial statements
36	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term growth of capital.

AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/18 (%)

The Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a less-than-average growth orientation.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

SEMIANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

Markets advanced, but volatility dampened performance

Volatility in the final three months caused by rising interest rates and a possible trade war between the United States and China muted the strong returns generated during the first half of the period.

Stock selection key to fund's outperformance

The fund led its benchmark, the Russell 1000 Value Index, due to stock selection in the consumer discretionary and healthcare sectors.

Several industries failed to advance

Holdings in software and insurance firms were among the fund's detractors.

SECTOR COMPOSITION AS OF 4/30/18 (%)

A note about risks

The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. The securities of value companies are subject to the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be underpriced or that the market may never come to recognize their fundamental value. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors, and investments focused in one sector may fluctuate more widely than investments broadly invested across sectors. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Please see the fund's prospectus for additional risks.

SEMIANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       3

Discussion of fund performance

An interview with the portfolio management team from Pzena Investment Management, LLC

Richard S. Pzena
Portfolio Manager
Pzena Investment Management, LLC

John Flynn
Portfolio Manager
Pzena Investment Management, LLC

Benjamin S. Silver, CFA, CPA
Portfolio Manager
Pzena Investment Management, LLC

How did the markets perform during the six months ended April 30, 2018?

U.S. equity markets continued their long bull market advance, although volatility in the final three months muted the strong returns generated during the first half of the period. Favorable sentiment over continued economic growth and year-end tax reform legislation was tempered by rising interest rates, rumblings of a trade war between the United States and China, and global tensions around Russia's involvement with Syria. Higher oil prices helped the energy sector post strong returns but also added to inflationary fears. As 10-year U.S. Treasury yields hit 3%, investors pulled money out of so-called bond proxies—such as consumer staples and utilities—in favor of growth stalwarts. The spread in valuations between the cheapest and most expensive stocks is among the widest it has been in the last 50 years, leaving a wide set of opportunities for the fund.

The fund outperformed its benchmark, the Russell 1000 Value Index, and the broad market, as measured by the S&P 500 Index. What factors contributed to performance?

Stock selection in the consumer discretionary and healthcare sectors accounted for a majority of the outperformance. The other major contributor was having relatively little exposure to consumer staples and utilities, sectors that lagged as investors turned away from bond proxy sectors such as these.

SEMIANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       4

"The spread in valuations between the cheapest and most expensive stocks is among the widest it has been in the last 50 years, leaving a wide set of opportunities for the fund."

The fund's two advertising agency holdings—The Interpublic Group of Companies, Inc. and Omnicom Group, Inc.—made contributions to performance after posting better-than-expected organic growth despite investors' concerns over potential disruption by technology and new market participants.

Voya Financial, Inc. and Hewlett Packard Enterprise Company (HPE) were also significant contributors. Voya rose sharply after announcing the sale of its variable annuity business, eliminating a potential risk that had weighed on the company's valuation. A strong earnings report and increase in its share repurchase program also contributed to Voya's strength. HPE, the server and networking products business that was spun out of HP, Inc., advanced on strong earnings, robust sales growth, and plans to return $7 billion to shareholders over the next two years.

What factors detracted relative to the benchmark?

Major detractors from relative performance included Micro Focus International PLC, a multinational software and consulting business, whose stock fell as the company pre-announced a sharper-than-expected revenue decline and the departure of its CEO. The company recently completed its merger with the legacy software business spun out of Hewlett-Packard (not held) and has struggled to integrate the two operations.

TOP 10 HOLDINGS AS OF 4/30/18 (%)

Ford Motor Company	4.3
Citigroup, Inc.	3.6
Royal Dutch Shell PLC, ADR, Class A	3.6
Cognizant Technology Solutions Corp., Class A	3.6
Voya Financial, Inc.	3.4
Mylan NV	3.3
Oracle Corp.	3.2
American International Group, Inc.	3.2
Morgan Stanley	3.1
MetLife, Inc.	3.1
TOTAL	34.4
As a percentage of net assets.
Cash and cash equivalents are not included.

SEMIANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       5

Oracle Corp., a global leader in database and applications software, weakened on concerns over the pace of converting customers to its cloud computing platform. The controversy centers around the ability of the company to migrate customers to the software-as-a-service model. Apart from this challenge, a notable surprise was the continued popularity of the company's licensed software.

American International Group, Inc. (AIG), the global multi-line insurer, was down due to reserve charges in its commercial insurance unit and catastrophe losses from hurricanes Harvey, Irma, and Maria. The reserve charge was a disappointment as the company had just completed a comprehensive reserve study with no adverse findings. Despite these losses, the company's consumer insurance segment performed well, and an additional positive is that the company is no longer considered a systemically important financial institution by government regulators, which will mean less stringent capital requirements. AIG remains focused on commercial underwriting, which we believe should position the company for long-term profitable growth.

What were some notable changes to the fund?

The largest additions to the portfolio were in the healthcare sector, including drug companies Merck & Company, Inc. and Amgen, Inc., as well as drug distributor Cardinal Health, Inc. Merck, a leading biopharma company, came under pressure because of news surrounding one of its recently launched drugs. We believe the market reaction provided the opportunity to purchase a diverse drug portfolio at an attractive price. Amgen, a leading biotechnology company, has seen its valuation decline due to upcoming patent expirations and a slower-than-expected launch of one of its new drugs. Despite these concerns, we believe a significant portion of Amgen's market value resides in existing drugs, providing significant downside protection at current valuation levels. We added Cardinal Health, a pharmaceutical distributor, to the portfolio as concerns about disruption in

COUNTRY COMPOSITION AS OF 4/30/18 (%)

United States	87.6
Netherlands	3.6
United Kingdom	2.5
Bermuda	2.4
Canada	2.1
Switzerland	1.8
TOTAL	100.0
As a percentage of net assets.

SEMIANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       6

the pharmaceutical supply chain weighed on the stock price. We are attracted by the strong and stable returns of this business, negative working capital requirements, and long-term growth.

We also added utility company Edison International. We believe that the company's current valuation is being underestimated as uncertainty around liabilities from California wildfires weighed on the stock, and was therefore an attractive buying opportunity. Toward the end of the period we initiated positions in General Electric Company and Newell Brands, Inc.

Sales included Hilton Worldwide Holdings, Inc., Parker-Hannifin Corp., and Seagate Technology PLC, all as their stock prices appreciated toward our estimate of fair value. We also trimmed HPE and Walmart, Inc. based on strength, locking in some profits.

How was the portfolio positioned at the end of the period?

We continue to see meaningful valuation dispersion in the market and the fund remained tilted toward cyclicals. The largest change was an increase in the fund's exposure to healthcare, which was funded in part by sales and trims in the information technology, industrials, and consumer staples sectors. The fund's largest exposures are in the financial services, energy, healthcare, and consumer discretionary sectors; it continues to have little exposure to consumer staples stocks, which we believe are trading at premium valuations, even considering their recent pullback. We also avoided telecommunication services and real estate for the same reason.

MANAGED BY

Richard S. Pzena On the fund since 1996 Investing since 1980
John Flynn On the fund since 2017 Investing since 2000
Benjamin S. Silver, CFA, CPA On the fund since 2012 Investing since 1991

The views expressed in this report are exclusively those of the portfolio management team from Pzena Investment Management, LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
SEMIANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  APRIL 30, 2018

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	6-month	5-year	10-year
Class A	8.75	10.83	6.55	0.28	67.19	88.54
Class B	8.68	10.87	6.45	0.21	67.54	86.90
Class C	12.68	11.14	6.30	4.21	69.57	84.18
Class I1	14.80	12.26	7.44	5.70	78.31	104.90
Class R1[1]	14.05	11.55	6.73	5.37	72.72	91.78
Class R2[1,2]	14.33	11.88	7.08	5.50	75.33	98.17
Class R3[1,2]	14.18	11.67	6.84	5.45	73.65	93.87
Class R4[1,2]	14.73	12.22	7.25	5.67	77.94	101.35
Class R5[1,2]	14.84	12.35	7.42	5.74	79.00	104.49
Class R6[1,2]	14.93	12.39	7.37	5.76	79.31	103.59
Index†	7.50	10.52	7.30	1.94	64.92	102.28

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until February 28, 2019 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6
Gross (%)	1.18	1.93	1.93	0.92	1.58	1.33	1.48	1.18	0.88	0.83
Net (%)	1.18	1.93	1.93	0.92	1.58	1.33	1.48	1.08	0.88	0.83

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Russell 1000 Value Index.

See the following page for footnotes.

SEMIANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Classic Value Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Russell 1000 Value Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class B3	4-30-08	18,690	18,690	20,228
Class C3	4-30-08	18,418	18,418	20,228
Class I1	4-30-08	20,490	20,490	20,228
Class R1[1]	4-30-08	19,178	19,178	20,228
Class R2[1,2]	4-30-08	19,817	19,817	20,228
Class R3[1,2]	4-30-08	19,387	19,387	20,228
Class R4[1,2]	4-30-08	20,135	20,135	20,228
Class R5[1,2]	4-30-08	20,449	20,449	20,228
Class R6[1,2]	4-30-08	20,359	20,359	20,228

The Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a less-than-average growth orientation.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	For certain types of investors, as described in the fund's prospectus.
2	Class R2 shares were first offered on 3/1/12; Class R3, Class R4, and Class R5 shares were first offered on 5/22/09; Class R6 shares were first offered on 9/1/11. Returns prior to these dates are those of Class A shares (first offered on 6/24/96) and have not been adjusted for expenses; otherwise, returns would vary.
3	The contingent deferred sales charge is not applicable.
SEMIANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on November 1, 2017, with the same investment held until April 30, 2018.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at April 30, 2018, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on November 1, 2017, with the same investment held until April 30, 2018. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

SEMIANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 11-1-2017	Ending value on 4-30-2018	Expenses paid during period ended 4-30-2018[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,055.60	$5.91	1.16%
	Hypothetical example for comparison purposes	1,000.00	1,019.00	5.81	1.16%
Class B	Actual expenses/actual returns	1,000.00	1,052.10	9.72	1.91%
	Hypothetical example for comparison purposes	1,000.00	1,015.30	9.54	1.91%
Class C	Actual expenses/actual returns	1,000.00	1,052.10	9.72	1.91%
	Hypothetical example for comparison purposes	1,000.00	1,015.30	9.54	1.91%
Class I	Actual expenses/actual returns	1,000.00	1,057.00	4.64	0.91%
	Hypothetical example for comparison purposes	1,000.00	1,020.30	4.56	0.91%
Class R1	Actual expenses/actual returns	1,000.00	1,053.70	7.94	1.56%
	Hypothetical example for comparison purposes	1,000.00	1,017.10	7.80	1.56%
Class R2	Actual expenses/actual returns	1,000.00	1,055.00	6.67	1.31%
	Hypothetical example for comparison purposes	1,000.00	1,018.30	6.56	1.31%
Class R3	Actual expenses/actual returns	1,000.00	1,054.50	7.03	1.38%
	Hypothetical example for comparison purposes	1,000.00	1,018.00	6.90	1.38%
Class R4	Actual expenses/actual returns	1,000.00	1,056.70	4.90	0.96%
	Hypothetical example for comparison purposes	1,000.00	1,020.00	4.81	0.96%
Class R5	Actual expenses/actual returns	1,000.00	1,057.40	4.39	0.86%
	Hypothetical example for comparison purposes	1,000.00	1,020.50	4.31	0.86%
Class R6	Actual expenses/actual returns	1,000.00	1,057.60	4.13	0.81%
	Hypothetical example for comparison purposes	1,000.00	1,020.80	4.06	0.81%

1	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
SEMIANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       11

Fund’s investments
AS OF 4-30-18 (unaudited)
	Shares	Value
Common stocks 96.6%		$2,299,983,115
(Cost $1,939,956,625)
Consumer discretionary 12.1%		288,615,942
Automobiles 4.3%
Ford Motor Company	9,055,311	101,781,696
Household durables 0.8%
Newell Brands, Inc.	691,761	19,113,356
Media 7.0%
News Corp., Class A	2,160,052	34,517,631
Omnicom Group, Inc.	855,252	62,997,862
The Interpublic Group of Companies, Inc.	2,976,066	70,205,397
Consumer staples 1.7%		40,771,656
Food and staples retailing 1.7%
Walmart, Inc.	460,905	40,771,656
Energy 13.5%		320,517,290
Energy equipment and services 2.1%
Halliburton Company	933,995	49,492,395
Oil, gas and consumable fuels 11.4%
BP PLC, ADR	1,083,645	48,319,731
Cenovus Energy, Inc.	5,094,120	51,094,024
Exxon Mobil Corp.	634,254	49,313,249
Murphy Oil Corp.	1,231,754	37,088,113
Royal Dutch Shell PLC, ADR, Class A	1,219,024	85,209,778
Financials 39.0%		927,576,906
Banks 11.7%
Bank of America Corp.	2,376,024	71,090,638
Citigroup, Inc.	1,252,054	85,477,727
JPMorgan Chase & Co.	537,719	58,493,073
Wells Fargo & Company	1,196,410	62,165,462
Capital markets 12.2%
Franklin Resources, Inc.	1,552,832	52,237,268
Morgan Stanley	1,429,596	73,795,746
State Street Corp.	559,865	55,863,330
The Goldman Sachs Group, Inc.	274,028	65,309,093
UBS Group AG (A)(B)	2,577,126	43,295,717
Consumer finance 3.0%
Capital One Financial Corp.	775,281	70,255,964
Diversified financial services 3.4%
Voya Financial, Inc.	1,562,843	81,814,831
Insurance 8.7%
American International Group, Inc.	1,340,451	75,065,256
12	JOHN HANCOCK CLASSIC VALUE FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Insurance (continued)
Axis Capital Holdings, Ltd.	973,620	$57,151,494
Brighthouse Financial, Inc. (A)	56,735	2,881,003
MetLife, Inc.	1,524,655	72,680,304
Health care 13.2%		314,432,764
Biotechnology 1.9%
Amgen, Inc.	257,415	44,913,769
Health care providers and services 5.8%
Cardinal Health, Inc.	355,479	22,811,087
Express Scripts Holding Company (A)	671,456	50,829,219
McKesson Corp.	419,951	65,600,546
Pharmaceuticals 5.5%
Merck & Company, Inc.	892,128	52,519,575
Mylan NV (A)	2,006,155	77,758,568
Industrials 3.5%		83,581,270
Industrial conglomerates 0.5%
General Electric Company	898,978	12,648,620
Machinery 3.0%
Dover Corp.	765,185	70,932,650
Information technology 11.5%		274,067,943
IT services 3.6%
Cognizant Technology Solutions Corp., Class A	1,030,906	84,348,729
Software 3.6%
Micro Focus International PLC, ADR	631,668	10,940,490
Oracle Corp.	1,659,113	75,771,691
Technology hardware, storage and peripherals 4.3%
Hewlett Packard Enterprise Company	4,087,547	69,692,676
HP, Inc.	1,550,226	33,314,357
Utilities 2.1%		50,419,344
Electric utilities 2.1%
Edison International	769,526	50,419,344

	Yield (%)	Shares	Value
Securities lending collateral 0.0%			$831,491
(Cost $831,466)
John Hancock Collateral Trust (C)	1.8834(D)	83,121	831,491

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK CLASSIC VALUE FUND	13

	Par value^	Value
Short-term investments 3.7%		$86,808,000
(Cost $86,808,000)
Repurchase agreement 3.7%		86,808,000
Repurchase Agreement with State Street Corp. dated 4-30-18 at 0.740% to be repurchased at $86,809,784 on 5-1-18, collateralized by $91,870,000 U.S. Treasury Notes, 2.125% due 2-29-24 (valued at $88,545,408, including interest)	86,808,000	86,808,000

Total investments (Cost $2,027,596,091) 100.3%	$2,387,622,606
Other assets and liabilities, net (0.3%)	(6,087,929)
Total net assets 100.0%	$2,381,534,677

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	A portion of this security is on loan as of 4-30-18.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(D)	The rate shown is the annualized seven-day yield as of 4-30-18.
At 4-30-18, the aggregate cost of investments for federal income tax purposes was $2,036,438,202. Net unrealized appreciation aggregated to $351,184,404, of which $399,580,151 related to gross unrealized appreciation and $48,395,747 related to gross unrealized depreciation.
14	JOHN HANCOCK CLASSIC VALUE FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 4-30-18 (unaudited)

Assets
Unaffiliated investments, at value (Cost $2,026,764,625) including $810,724 of securities loaned	$2,386,791,115
Affiliated investments, at value (Cost $831,466)	831,491
Total investments, at value (Cost $2,027,596,091)	2,387,622,606
Cash	905
Receivable for fund shares sold	5,461,281
Dividends and interest receivable	2,032,711
Receivable for securities lending income	3,146
Other receivables and prepaid expenses	187,002
Total assets	2,395,307,651
Liabilities
Payable for investments purchased	8,839,374
Payable for fund shares repurchased	1,783,337
Payable upon return of securities loaned	831,450
Payable to affiliates
Accounting and legal services fees	255,631
Transfer agent fees	194,405
Distribution and service fees	141,130
Trustees' fees	3,402
Investment management fees	1,451,414
Other liabilities and accrued expenses	272,831
Total liabilities	13,772,974
Net assets	$2,381,534,677
Net assets consist of
Paid-in capital	$1,968,577,922
Undistributed net investment income	12,028,672
Accumulated net realized gain (loss) on investments and foreign currency transactions	40,901,568
Net unrealized appreciation (depreciation) on investments	360,026,515
Net assets	$2,381,534,677

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       15

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($356,658,822 ÷ 10,554,016 shares)[1]	$33.79
Class B ($3,639,076 ÷ 109,423 shares)[1]	$33.26
Class C ($74,479,249 ÷ 2,240,264 shares)[1]	$33.25
Class I ($1,580,929,268 ÷ 46,687,067 shares)	$33.86
Class R1 ($3,518,877 ÷ 103,984 shares)	$33.84
Class R2 ($7,961,232 ÷ 236,015 shares)	$33.73
Class R3 ($1,561,699 ÷ 46,309 shares)	$33.72
Class R4 ($75,270 ÷ 2,224 shares)	$33.84
Class R5 ($72,262 ÷ 2,133 shares)	$33.88
Class R6 ($352,638,922 ÷ 10,406,161 shares)	$33.89
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$35.57

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       16

STATEMENT OF OPERATIONS   For the six months ended 4-30-18 (unaudited)

Investment income
Dividends	$30,037,125
Interest	219,669
Securities lending	9,646
Less foreign taxes withheld	(259,899)
Total investment income	30,006,541
Expenses
Investment management fees	8,707,491
Distribution and service fees	889,851
Accounting and legal services fees	256,714
Transfer agent fees	1,107,117
Trustees' fees	18,748
State registration fees	124,833
Printing and postage	107,993
Professional fees	38,749
Custodian fees	127,771
Other	23,410
Total expenses	11,402,677
Less expense reductions	(99,255)
Net expenses	11,303,422
Net investment income	18,703,119
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	49,745,121
Affiliated investments	(1,442)
49,743,679
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	59,026,403
Affiliated investments	91
59,026,494
Net realized and unrealized gain	108,770,173
Increase in net assets from operations	$127,473,292

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       17

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 4-30-18	Year ended 10-31-17
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$18,703,119	$24,683,648
Net realized gain	49,743,679	268,089,327
Change in net unrealized appreciation (depreciation)	59,026,494	126,279,672
Increase in net assets resulting from operations	127,473,292	419,052,647
Distributions to shareholders
From net investment income
Class A	(3,493,763)	(6,123,008)
Class B	(11,751)	(69,061)
Class C	(213,388)	(1,011,833)
Class I	(17,742,840)	(25,583,802)
Class R1	(22,029)	(47,697)
Class R2	(60,489)	(15,242)
Class R3	(9,760)	(16,786)
Class R4	(870)	(1,277)
Class R5	(869)	(1,025)
Class R6	(4,515,692)	(64,570)
Total distributions	(26,071,451)	(32,934,301)
From fund share transactions	65,593,252	285,906,812
Total increase	166,995,093	672,025,158
Net assets
Beginning of period	2,214,539,584	1,542,514,426
End of period	$2,381,534,677	$2,214,539,584
Undistributed net investment income	$12,028,672	$19,397,004

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       18

Financial highlights

Class A Shares Period ended	4-30-18	[1]	10-31-17	10-31-16	10-31-15	10-31-14	10-31-13
Per share operating performance
Net asset value, beginning of period	$32.32		$26.12	$25.49	$25.82	$23.12	$17.02
Net investment income[2]	0.24		0.34	0.43	0.28	0.18	0.20
Net realized and unrealized gain (loss) on investments	1.55		6.38	0.54	(0.39)	2.72	6.09
Total from investment operations	1.79		6.72	0.97	(0.11)	2.90	6.29
Less distributions
From net investment income	(0.32)		(0.52)	(0.34)	(0.22)	(0.20)	(0.19)
Net asset value, end of period	$33.79		$32.32	$26.12	$25.49	$25.82	$23.12
Total return (%)[3,4]	5.56	[5]	25.91	3.90	(0.42)	12.64	37.32
Ratios and supplemental data
Net assets, end of period (in millions)	$357		$354	$308	$351	$384	$476
Ratios (as a percentage of average net assets):
Expenses before reductions	1.17	[6]	1.18	1.19	1.19	1.19	1.25
Expenses including reductions	1.16	[6]	1.17	1.18	1.18	1.18	1.25
Net investment income	1.42	[6]	1.12	1.76	1.07	0.73	1.00
Portfolio turnover (%)	12		45	21	17	24	30

[1]	Six months ended 4-30-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       19

Class B Shares Period ended	4-30-18	[1]	10-31-17	10-31-16	10-31-15	10-31-14		10-31-13
Per share operating performance
Net asset value, beginning of period	$31.70		$25.66	$25.04	$25.37	$22.72		$16.73
Net investment income[2]	0.11		0.12	0.25	0.08	—	[3]	0.07
Net realized and unrealized gain (loss) on investments	1.54		6.26	0.52	(0.38)	2.68		5.98
Total from investment operations	1.65		6.38	0.77	(0.30)	2.68		6.05
Less distributions
From net investment income	(0.09)		(0.34)	(0.15)	(0.03)	(0.03)		(0.06)
Net asset value, end of period	$33.26		$31.70	$25.66	$25.04	$25.37		$22.72
Total return (%)[4,5]	5.21	[6]	24.96	3.10	(1.18)	11.79		36.30
Ratios and supplemental data
Net assets, end of period (in millions)	$4		$4	$6	$8	$11		$18
Ratios (as a percentage of average net assets):
Expenses before reductions	1.92	[7]	1.93	1.94	1.93	1.94		2.00
Expenses including reductions	1.91	[7]	1.92	1.93	1.93	1.93		2.00
Net investment income	0.67	[7]	0.40	1.03	0.32	0.01		0.34
Portfolio turnover (%)	12		45	21	17	24		30

[1]	Six months ended 4-30-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Not annualized.
[7]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       20

Class C Shares Period ended	4-30-18	[1]	10-31-17	10-31-16	10-31-15	10-31-14	10-31-13
Per share operating performance
Net asset value, beginning of period	$31.69		$25.65	$25.03	$25.36	$22.71	$16.73
Net investment income (loss)[2]	0.11		0.11	0.24	0.08	(0.01)	0.05
Net realized and unrealized gain (loss) on investments	1.54		6.27	0.53	(0.38)	2.69	5.99
Total from investment operations	1.65		6.38	0.77	(0.30)	2.68	6.04
Less distributions
From net investment income	(0.09)		(0.34)	(0.15)	(0.03)	(0.03)	(0.06)
Net asset value, end of period	$33.25		$31.69	$25.65	$25.03	$25.36	$22.71
Total return (%)[3,4]	5.21	[5]	24.96	3.11	(1.18)	11.80	36.24
Ratios and supplemental data
Net assets, end of period (in millions)	$74		$75	$76	$88	$101	$95
Ratios (as a percentage of average net assets):
Expenses before reductions	1.92	[6]	1.93	1.94	1.94	1.94	2.00
Expenses including reductions	1.91	[6]	1.92	1.93	1.93	1.93	2.00
Net investment income (loss)	0.67	[6]	0.38	1.01	0.32	(0.04)	0.25
Portfolio turnover (%)	12		45	21	17	24	30

[1]	Six months ended 4-30-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       21

Class I Shares Period ended	4-30-18	[1]	10-31-17	10-31-16	10-31-15	10-31-14	10-31-13
Per share operating performance
Net asset value, beginning of period	$32.42		$26.19	$25.56	$25.90	$23.19	$17.07
Net investment income[2]	0.28		0.41	0.51	0.35	0.24	0.25
Net realized and unrealized gain (loss) on investments	1.56		6.41	0.53	(0.40)	2.74	6.11
Total from investment operations	1.84		6.82	1.04	(0.05)	2.98	6.36
Less distributions
From net investment income	(0.40)		(0.59)	(0.41)	(0.29)	(0.27)	(0.24)
Net asset value, end of period	$33.86		$32.42	$26.19	$25.56	$25.90	$23.19
Total return (%)[3]	5.70	[4]	26.24	4.18	(0.19)	12.95	37.76
Ratios and supplemental data
Net assets, end of period (in millions)	$1,581		$1,767	$1,146	$1,591	$2,355	$2,018
Ratios (as a percentage of average net assets):
Expenses before reductions	0.92	[5]	0.92	0.93	0.92	0.93	0.94
Expenses including reductions	0.91	[5]	0.91	0.92	0.91	0.92	0.94
Net investment income	1.68	[5]	1.35	2.07	1.34	0.97	1.24
Portfolio turnover (%)	12		45	21	17	24	30

[1]	Six months ended 4-30-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       22

Class R1 Shares Period ended	4-30-18	[1]	10-31-17	10-31-16	10-31-15	10-31-14	10-31-13
Per share operating performance
Net asset value, beginning of period	$32.31		$26.13	$25.49	$25.83	$23.13	$17.03
Net investment income[2]	0.17		0.21	0.34	0.17	0.08	0.13
Net realized and unrealized gain (loss) on investments	1.56		6.40	0.55	(0.38)	2.73	6.10
Total from investment operations	1.73		6.61	0.89	(0.21)	2.81	6.23
Less distributions
From net investment income	(0.20)		(0.43)	(0.25)	(0.13)	(0.11)	(0.13)
Net asset value, end of period	$33.84		$32.31	$26.13	$25.49	$25.83	$23.13
Total return (%)[3]	5.37	[4]	25.43	3.53	(0.82)	12.21	36.84
Ratios and supplemental data
Net assets, end of period (in millions)	$4		$4	$3	$3	$7	$6
Ratios (as a percentage of average net assets):
Expenses before reductions	1.57	[5]	1.57	1.55	1.57	1.57	1.60
Expenses including reductions	1.56	[5]	1.56	1.55	1.57	1.57	1.60
Net investment income	1.04	[5]	0.71	1.40	0.64	0.32	0.63
Portfolio turnover (%)	12		45	21	17	24	30

[1]	Six months ended 4-30-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       23

Class R2 Shares Period ended	4-30-18	[1]	10-31-17	10-31-16	10-31-15	10-31-14		10-31-13
Per share operating performance
Net asset value, beginning of period	$32.24		$26.07	$25.46	$25.85	$23.16		$17.05
Net investment income[2]	0.22		0.25	0.36	0.26	0.17		0.18
Net realized and unrealized gain (loss) on investments	1.55		6.41	0.58	(0.41)	2.75		6.15
Total from investment operations	1.77		6.66	0.94	(0.15)	2.92		6.33
Less distributions
From net investment income	(0.28)		(0.49)	(0.33)	(0.24)	(0.23)		(0.22)
Net asset value, end of period	$33.73		$32.24	$26.07	$25.46	$25.85		$23.16
Total return (%)[3]	5.50	[4]	25.71	3.76	(0.56)	12.70		37.53
Ratios and supplemental data
Net assets, end of period (in millions)	$8		$7	$1	— [5]	—	[5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.32	[6]	1.33	1.33	1.26	1.19		1.13
Expenses including reductions	1.31	[6]	1.32	1.32	1.26	1.18		1.13
Net investment income	1.29	[6]	0.84	1.47	0.99	0.68		0.86
Portfolio turnover (%)	12		45	21	17	24		30

[1]	Six months ended 4-30-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       24

Class R3 Shares Period ended	4-30-18		10-31-17	10-31-16	10-31-15	10-31-14	10-31-13
Per share operating performance
Net asset value, beginning of period	$32.20		$26.03	$25.41	$25.75	$23.08	$17.00
Net investment income[2]	0.20		0.24	0.36	0.20	0.09	0.14
Net realized and unrealized gain (loss) on investments	1.55		6.38	0.53	(0.39)	2.74	6.10
Total from investment operations	1.75		6.62	0.89	(0.19)	2.83	6.24
Less distributions
From net investment income	(0.23)		(0.45)	(0.27)	(0.15)	(0.16)	(0.16)
Net asset value, end of period	$33.72		$32.20	$26.03	$25.41	$25.75	$23.08
Total return (%)[3]	5.45	[4]	25.58	3.57	(0.73)	12.34	37.01
Ratios and supplemental data
Net assets, end of period (in millions)	$2		$1	$1	$1	$1	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.39	[6]	1.47	1.48	1.48	1.47	1.42
Expenses including reductions	1.38	[6]	1.47	1.47	1.47	1.47	1.41
Net investment income	1.22	[6]	0.79	1.48	0.78	0.37	0.65
Portfolio turnover (%)	12		45	21	17	24	30

[1]	Six months ended 4-30-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       25

Class R4 Shares Period ended	4-30-18	[1]	10-31-17		10-31-16		10-31-15	10-31-14		10-31-13
Per share operating performance
Net asset value, beginning of period	$32.40		$26.17		$25.55		$25.90	$23.19		$17.07
Net investment income[2]	0.27		0.40		0.48		0.34	0.23		0.25
Net realized and unrealized gain (loss) on investments	1.56		6.40		0.54		(0.41)	2.74		6.10
Total from investment operations	1.83		6.80		1.02		(0.07)	2.97		6.35
Less distributions
From net investment income	(0.39)		(0.57)		(0.40)		(0.28)	(0.26)		(0.23)
Net asset value, end of period	$33.84		$32.40		$26.17		$25.55	$25.90		$23.19
Total return (%)[3]	5.67	[4]	26.20		4.10		(0.24)	12.92		37.66
Ratios and supplemental data
Net assets, end of period (in millions)	—	[5]	—	[5]	—	[5]	— [5]	—	[5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.06	[6]	1.08		1.08		1.08	1.07		1.10
Expenses including reductions	0.96	[6]	0.97		0.97		0.97	0.96		1.00
Net investment income	1.62	[6]	1.31		1.96		1.28	0.93		1.23
Portfolio turnover (%)	12		45		21		17	24		30

[1]	Six months ended 4-30-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       26

Class R5 Shares Period ended	4-30-18	[1]	10-31-17		10-31-16		10-31-15	10-31-14		10-31-13
Per share operating performance
Net asset value, beginning of period	$32.44		$26.21		$25.57		$25.92	$23.22		$17.09
Net investment income[2]	0.29		0.43		0.54		0.37	0.25		0.28
Net realized and unrealized gain (loss) on investments	1.57		6.40		0.52		(0.40)	2.74		6.11
Total from investment operations	1.86		6.83		1.06		(0.03)	2.99		6.39
Less distributions
From net investment income	(0.42)		(0.60)		(0.42)		(0.32)	(0.29)		(0.26)
Net asset value, end of period	$33.88		$32.44		$26.21		$25.57	$25.92		$23.22
Total return (%)[3]	5.74	[4]	26.27		4.27		(0.11)	13.02		37.87
Ratios and supplemental data
Net assets, end of period (in millions)	—	[5]	—	[5]	—	[5]	— [5]	—	[5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.87	[6]	0.88		0.86		0.85	0.84		0.85
Expenses including reductions	0.86	[6]	0.87		0.86		0.84	0.83		0.85
Net investment income	1.73	[6]	1.40		2.22		1.40	1.03		1.37
Portfolio turnover (%)	12		45		21		17	24		30

[1]	Six months ended 4-30-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       27

Class R6 Shares Period ended	4-30-18	[1]	10-31-17	10-31-16	10-31-15	10-31-14	10-31-13
Per share operating performance
Net asset value, beginning of period	$32.46		$26.21	$25.59	$25.94	$23.21	$17.09
Net investment income[2]	0.29		0.47	0.52	0.39	0.27	0.24
Net realized and unrealized gain (loss) on investments	1.57		6.39	0.54	(0.42)	2.74	6.13
Total from investment operations	1.86		6.86	1.06	(0.03)	3.01	6.37
Less distributions
From net investment income	(0.43)		(0.61)	(0.44)	(0.32)	(0.28)	(0.25)
Net asset value, end of period	$33.89		$32.46	$26.21	$25.59	$25.94	$23.21
Total return (%)[3]	5.76	[4]	26.41	4.26	(0.09)	13.11	37.80
Ratios and supplemental data
Net assets, end of period (in millions)	$353		$1	$1	$1	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	0.82	[5]	0.83	0.83	0.83	0.83	0.85
Expenses including reductions	0.81	[5]	0.81	0.81	0.81	0.80	0.85
Net investment income	1.72	[5]	1.53	2.11	1.51	1.08	1.13
Portfolio turnover (%)	12		45	21	17	24	30

[1]	Six months ended 4-30-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       28

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Classic Value Fund (the fund) is a series of John Hancock Capital Series (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term growth of capital.

The fund may offer multiple classes of shares. The shares currently offered by the fund are detailed in the Statement of assets and liabilities. Class A and Class C are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R1, Class R2, Class R3, Class R4 and Class R5 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class B shares convert to Class A shares eight years after purchase. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Effective May 1, 2018, Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end management investment funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or

SEMIANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       29

issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of April 30, 2018, all investments are categorized as Level 1 under the hierarchy described above, except the repurchase agreement, which is categorized as Level 2.

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of April 30, 2018, the fund loaned common stocks valued at $810,724 and received $831,450 of cash collateral.

Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. Estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes, less any amounts reclaimable.

SEMIANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       30

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the six months ended April 30, 2018, the fund had no borrowings under the line of credit. Commitment fees for the six months ended April 30, 2018 were $4,018.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund typically declares and pays dividends and capital gain distributions, if any, annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital. The final determination of tax characteristics of the fund's distribution will occur at the end of the year and will subsequently be reported to shareholders.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under

SEMIANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       31

these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a monthly management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.750% of the first $2.5 billion of the fund's average daily net assets; (b) 0.740% of the next $2.5 billion of the fund's average daily net assets and (3) 0.730% of the fund's average daily net assets in excess of $5 billion. The Advisor has a subadvisory agreement with Pzena Investment Management, LLC. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended April 30, 2018, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

For the six months ended April 30, 2018, these expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$15,408	Class R3	$63
Class B	175	Class R4	3
Class C	3,259	Class R5	3
Class I	65,532	Class R6	14,293
Class R1	156	Total	$99,218
Class R2	326

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees incurred for the six months ended April 30, 2018 were equivalent to a net annual effective rate of 0.74% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended April 30, 2018 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, Class C, Class R1, Class R2, Class R3 and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R1, Class R2, Class R3, Class R4 and Class R5, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.25%	—	Class R2	0.25%	0.25%
Class B	1.00%	—	Class R3	0.50%	0.15%

SEMIANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       32

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class C	1.00%	—	Class R4	0.25%	0.10%
Class R1	0.50%	0.25%	Class R5	—	0.05%

The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on February 28, 2019, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $37 for Class R4 shares for the six months ended April 30, 2018.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $111,381 for the six months ended April 30, 2018. Of this amount, $18,561 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $85,696 was paid as sales commissions to broker-dealers and $7,124 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended April 30, 2018, CDSCs received by the Distributor amounted to $494, $668 and $579 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended April 30, 2018 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$450,957	$195,165
Class B	20,525	2,216
Class C	381,611	41,282
Class I	—	847,354
Class R1	13,545	221
Class R2	18,949	459
Class R3	4,153	90
Class R4	93	4
Class R5	18	5
Class R6	—	20,321
Total	$889,851	$1,107,117

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

SEMIANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       33

Note 5 — Fund share transactions

Transactions in fund shares for the six months ended April 30, 2018 and for the year ended October 31, 2017 were as follows:

		Six months ended 4-30-18		Year ended 10-31-17
	Shares	Amount	Shares	Amount
Class A shares
Sold	407,455	$13,846,696	1,741,170	$52,263,842
Distributions reinvested	96,878	3,228,010	194,622	5,762,744
Repurchased	(913,103)	(31,001,134)	(2,780,522)	(83,623,434)
Net decrease	(408,770)	($13,926,428)	(844,730)	($25,596,848)
Class B shares
Sold	2,346	$75,933	13,322	$394,186
Distributions reinvested	337	11,102	2,126	62,173
Repurchased	(31,503)	(1,047,363)	(92,083)	(2,729,048)
Net decrease	(28,820)	($960,328)	(76,635)	($2,272,689)
Class C shares
Sold	47,833	$1,606,396	292,354	$8,475,115
Distributions reinvested	6,124	201,291	28,499	833,017
Repurchased	(192,798)	(6,422,870)	(913,769)	(27,079,294)
Net decrease	(138,841)	($4,615,183)	(592,916)	($17,771,162)
Class I shares
Sold	7,815,696	$266,316,246	24,224,480	$734,272,624
Distributions reinvested	489,456	16,328,256	740,798	21,957,249
Repurchased	(16,124,718)	(534,121,832)	(14,232,178)	(430,352,129)
Net increase (decrease)	(7,819,566)	($251,477,330)	10,733,100	$325,877,744
Class R1 shares
Sold	7,401	$249,892	46,404	$1,403,455
Distributions reinvested	560	18,732	1,389	41,265
Repurchased	(14,994)	(504,386)	(40,644)	(1,239,448)
Net increase (decrease)	(7,033)	($235,762)	7,149	$205,272
Class R2 shares
Sold	45,512	$1,560,496	261,929	$8,125,842
Distributions reinvested	1,813	60,331	511	15,123
Repurchased	(33,368)	(1,122,500)	(72,289)	(2,311,603)
Net increase	13,957	$498,327	190,151	$5,829,362
Class R3 shares
Sold	5,042	$175,989	16,571	$501,803
Distributions reinvested	293	9,760	568	16,786
Repurchased	(547)	(18,229)	(9,868)	(298,569)
Net increase	4,788	$167,520	7,271	$220,020
Class R5 shares
Sold	107	$3,629	455	$13,864
Distributions reinvested	26	869	35	1,025
Repurchased	(54)	(1,859)	(366)	(11,071)
Net increase	79	$2,639	124	$3,818

SEMIANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       34

		Six months ended 4-30-18		Year ended 10-31-17
	Shares	Amount	Shares	Amount
Class R6 shares
Sold	11,368,690	$370,187,239	77,044	$2,334,880
Distributions reinvested	135,322	4,515,692	2,179	64,570
Repurchased	(1,134,425)	(38,563,134)	(97,493)	(2,988,155)
Net increase (decrease)	10,369,587	$336,139,797	(18,270)	($588,705)
Total net increase	1,985,381	$65,593,252	9,405,244	$285,906,812

There were no share transactions for Class R4 for the six months ended April 30, 2018 and for the year ended October 31, 2017. Affiliates of the fund owned 100% of shares of Class R4 on April 30, 2018. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $343,049,706 and $268,915,417, respectively, for the six months ended April 30, 2018.

Note 7 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

SEMIANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       35

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Pzena Investment Management, LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

SEMIANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       36

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Core

Small Cap Growth

Small Cap Value

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport Long/Short

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Classic Value Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF450357	38SA 4/18 6/18

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.: Not applicable.

ITEM 13. EXHIBITS.

(a) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Capital Series

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	June 15, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	June 15, 2018

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	June 15, 2018